As filed with the Securities and Exchange Commission on July 14, 1999
                                          Registration No.  333-________
==============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                    -----------------------------------

                                  FORM S-8

                           REGISTRATION STATEMENT

                                   Under

                         THE SECURITIES ACT OF 1933

                    -----------------------------------
                      GULFSTREAM AEROSPACE CORPORATION
           (Exact name of registrant as specified in its charter)

              Delaware                                  13-3554834
     (State or other jurisdiction                    (I.R.S. Employer
   of incorporation or organization)              Identification Number)

                             P.O. Box 2206
                            500 Gulfstream Road
                        Savannah, Georgia 31402-2206
                          (Address of registrant's
                            principal executive
                                  offices)

                   CERTAIN SHARES TO BE ISSUED UNDER THE
                      GULFSTREAM AEROSPACE CORPORATION
                AMENDED AND RESTATED 1990 STOCK OPTION PLAN
                          (Full title of the plan)

                            Ira P. Berman, Esq.
                 Senior Vice President and General Counsel
                            500 Gulfstream Road
                               P.O. Box 2206
                          Savannah, Georgia 31402
                               (912) 965-3000
         (Name, address, and telephone number of agent for service)


                      CALCULATION OF REGISTRATION FEE

==============================================================================
                                          Proposed     Proposed
                                          Maximum      Maximum
                             Amount to    Offering     Aggregate    Amount of
    Title of Securities          be       Price Per    Offering    Registration
     to be Registered        Registered    Share        Price         Fee
------------------------------------------------------------------------------

Common Stock, par value    1 share(1)(2)  $68.91(3)    $68.91        $1.00
$.01 per share
==============================================================================

(1) Includes an indeterminate number of shares of Common Stock that may be issuable by reason of stock splits, stock dividends or similar transactions in accordance with Rule 416 under the Securities Act of 1933.

(2) See "Explanatory Note."

(3) Pursuant to Rule 457(c) and (h) under the Securities Act of 1933, the amounts are calculated based upon the average of the high and low sale prices for the Common Stock as reported on the New York Stock Exchange on July 12, 1999, and are used solely for the purpose of calculating the registration fee.

                              EXPLANATORY NOTE

     This Registration Statement is filed pursuant to Instruction E to Form S-8 to register additional shares of common stock of Gulfstream Aerospace Corporation (the "Company"), par value $.01 per share (the "Common Stock"), issuable under the Company's Amended and Restated 1990 Stock Option Plan (the "Plan"). This Registration Statement relates to shares of Common Stock which may be issued upon the exercise of non-qualified stock options granted prior to December 9, 1998 under the Plan. On February 3, 1999, the Company registered 1,953,145 shares of Common Stock on a Registration Statement (File No. 333-71689) (the "Form S-8") which were issuable upon the exercise of stock options granted under the Plan on and following December 9, 1998. As of the date hereof, none of these 1,953,145 shares of Common Stock have been issued under the Form S-8. The Company has carried forward into this Registration Statement all of these 1,953,145 shares of Common Stock and that portion of the filing fee which was previously paid upon the registration of these 1,953,145 shares of Common Stock.

      Pursuant to Instruction E to Form S-8, the Registrant hereby incorporates by reference into this Registration Statement the contents of the Form S-8 and all post-effective amendments thereto.

Item 8.  Exhibits

Exhibit No.             Description of Exhibit
-----------             ----------------------

4.1   --    Form of  Restated  Certificate  of  Incorporation  (Filed as
            Exhibit 3.1 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 9, 1996
            (No. 333-09897) (the "Form S-1") and incorporated herein by reference)

4.2   --    Form of  Restated  By-Laws  (Filed as Exhibit  3.2 to the Form S-1
            and incorporated herein by reference)

4.3   --    Specimen  Form of Common Stock  Certificate  (Filed as Exhibit 4.1
            to the Form S-1 and incorporated herein by reference)

4.4   --    Amended and Restated Gulfstream  Aerospace  Corporation 1990 Stock
            Option Plan, as further amended through December 2, 1998 (Filed as Exhibit 4.4 to the Form S-8 and incorporated herein by reference)

5.1   --    Opinion of Ira P.  Berman,  Esq.  as to the  legality of the shares of Common Stock covered by the Registration Statement *

23.1  --    Consent of Deloitte & Touche LLP *

23.2  --    Consent of Ira P. Berman, Esq. (included in Exhibit 5.1)

24.1  --    Power of Attorney (filed as part of the signature page to the
            Form S-8 and incorporated herein by reference)

*    Filed herewith.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Savannah, Georgia, on July 14, 1999.


                                    GULFSTREAM AEROSPACE CORPORATION


                                    By:    /s/ Chris A. Davis
                                          ----------------------------------
                                          Chris A. Davis
                                          Executive Vice President and
                                          Chief Financial and Administrative
                                          Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         SIGNATURE                      TITLE                     DATE
         ---------                      -----                     ----

             *                 Chairman of the Board,         July 14, 1999
-------------------------      Chief Executive Officer and
Theodore J. Forstmann          Director


             *                 President, Chief Operating     July 14, 1999
-------------------------      Officer and Director
W.W. Boisture, Jr.


             *                 Executive Vice President,      July 14, 1999
-------------------------      Chief Financial and
Chris A. Davis                 Administrative Officer,
                               Secretary and Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)


             *                 Vice Chairman of the Board     July 14, 1999
-------------------------      and Director
Bryan T. Moss


             *                 Director                       July 14, 1999
-------------------------
Robert Anderson


             *                 Director                       July 14, 1999
-------------------------
Charlotte L. Beers


                               Director                       July __, 1999
-------------------------
Thomas D. Bell, Jr.


             *                 Director                       July 14, 1999
-------------------------
Lynn Forester


             *                 Director                       July 14, 1999
-------------------------
Nicholas C. Forstmann


             *                 Director                       July 14, 1999
-------------------------
Sandra J. Horbach


             *                 Director                       July 14, 1999
-------------------------
James T. Johnson


             *                 Director                       July 14, 1999
-------------------------
Henry A. Kissinger


             *                 Director                       July 14, 1999
-------------------------
Drew Lewis


             *                 Director                       July 14, 1999
-------------------------
Mark H. McCormack


                               Director                       July __, 1999
-------------------------
Michael S. Ovitz


                               Director                       July __, 1999
-------------------------
Allen E. Paulson


             *                 Director                       July 14, 1999
-------------------------
Roger S. Penske


             *                 Director                       July 14, 1999
-------------------------
Colin L. Powell


             *                 Director                       July 14, 1999
-------------------------
Gerard Roche


             *                 Director                       July 14, 1999
-------------------------
Donald H. Rumsfeld


             *                 Director                       July 14, 1999
-------------------------
George P. Shultz


             *                 Director                       July 14, 1999
-------------------------
Robert S. Strauss


* By:  /s/ Chris A. Davis
       -----------------------
       Chris A. Davis
       Attorney-In-Fact

Exhibit No.             Description of Exhibit
-----------             ----------------------

4.1         Form of Restated Certificate of Incorporation (Filed as Exhibit
            3.1 to the Form S-1 and incorporated herein by reference)

4.2 Form of Restated By-Laws (Filed as Exhibit 3.2 to the Form S-1 and incorporated herein by reference)

4.3 Specimen Form of Common Stock Certificate (Filed as Exhibit 4.1 to the Form S-1 and incorporated herein by reference)

4.4 Amended and Restated Gulfstream Aerospace Corporation 1990 Stock Option Plan, as further amended through December 2, 1998 (Filed as Exhibit 4.4 to the Form S-8 and incorporated herein by reference)

5.1 Opinion of Ira P. Berman, Esq. as to the legality of the shares of Common Stock covered by the Registration Statement *

23.1        Consent of Deloitte & Touche LLP *

23.2        Consent of Ira P. Berman, Esq. (included in Exhibit 5.1)

24.1 Power of Attorney (filed as part of the signature page to the Form S-8 and incorporated herein by reference)

*    Filed herewith.